UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2004

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pierce Place, Itasca, Illinois	60143-3141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630)773-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

The following is a list of the exhibits furnished with this Current Report on Form 8-K.

99.1	Slides for the Company’s presentations at investor conferences.

99.2	Arthur J. Gallagher & Co. Investment Profile.

Item 9.	Regulation FD Disclosure

The slides and investment profile containing information to be presented at investor conferences are attached hereto as exhibits to this report and are incorporated herein by reference. These exhibits may also be accessed at the Company’s website (www.ajg.com). This information is being furnished pursuant to Item 9, “Regulation FD Disclosure”. These exhibits include certain non-GAAP financial measures. A reconciliation of those measures to the most directly related comparable GAAP measures is also available on the Company’s website at www.ajg.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

By:	/S/ DOUGLAS K. HOWELL
Douglas K. Howell
Vice President and Chief Financial Officer

Dated: July 30, 2004

EXHIBIT INDEX

The following is a list of the exhibits furnished with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Slides for the Company’s presentations at investor conferences.

99.2	Arthur J. Gallagher & Co. Investment Profile.